Note 11 - Income Taxes - Effective Income Tax Rate Reconciliation (Details) - USD ($)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Loss before income taxes	$ (8,065,072)	$ (5,740,492)
Expected income tax expense (recovery)	(2,177,570)	(1,549,930)
Difference in foreign tax rates	(297,460)	(162,210)
Tax rate changes and other adjustments	808,260	(43,960)
Stock based compensation and non-deductible expenses	236,350	398,930
Change in valuation allowance	1,430,420	1,357,170
Total income tax expense